Exhibit 10.2

Silicon Valley Bank

Amendment to Loan Documents

Borrower:	Essential Group, Inc. AmericasDoctor.com Coordinator Services, Inc.
Date:	September 27, 2004

THIS AMENDMENT TO LOAN DOCUMENTS is entered into between Silicon Valley Bank (“Silicon”) and the borrower named above (“Borrower”).

The Parties agree to amend the Loan and Security Agreement between them, dated September 27, 2004 (as otherwise amended, if at all, the “Loan Agreement”), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

1. Modified Minimum Tangible Net Worth Financial Covenant. The Minimum Tangible Net Worth Financial Covenant set forth in Section 5 of the Schedule to Loan and Security Agreement is hereby modified to read as follows:

Minimum Tangible
Net Worth:	Borrower shall maintain a Tangible Net Worth of not less than the following:
For the month ending June 30, 2004: <$2,500,000>;
For each of the months ending July 31, 2004, August 31, 2004 and September 30, 2004: <$3,250,000>;
For each of the months ending October 31, 2004, November 30, 2004 and December 31, 2004: <$4,250,000>; and
For each month ending thereafter: <$5,500,000>.

2. Representations True. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date).

3. General Provisions. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

Silicon Valley Bank Amendment to Loan Agreement

Borrower:		Silicon:

ESSENTIAL GROUP, INC.		SILICON VALLEY BANK

By	/s/ Essential Group, Inc.	By	/s/ Silicon Valley Bank
	President or Vice President	Title

By
Secretary or Ass’t Secretary

Borrower:

AMERICASDOCTOR.COM COORDINATOR SERVICES, INC.

By	/s/AmericasDoctor.com Coordinator Services, Inc.
President or Vice President

By
Secretary or Ass’t Secretary